Exhibit 99.1

10X Capital Venture Acquisition Corp. III Announces Expected Change in Management

NEW YORK, NY (United States), Jan. 08, 2024 (GLOBE NEWSWIRE) -- 10X Capital Venture Acquisition Corp. III (“10X III”) (NYSE American:VCXB), a publicly traded special purpose acquisition company, announced today that, subject to approval by the board of directors, it expects David Weisburd, the current Chief Operating Officer and Head of Origination, to succeed Hans Thomas as Chief Executive Officer of 10X III, and expects Osman Ahmed to succeed Oliver Wriedt as President. Mr. Thomas will remain as Chairman of the board of directors.

About 10X Capital

10X Capital is an alternative asset management firm leveraging advancements in data analytics & AI to generate signals, deliver insights, and drive returns across asset classes.  10X Capital is amongst the most active venture capital firms globally, aligning Wall Street & Silicon Valley by bringing institutional capital to high growth opportunities in private & public markets. For more information, visit https://www.10XCapital.com.

10X Capital Venture Acquisition Corp. III (NYSE American: VCXB.U, VCXB, VCXB WS) is a special purpose acquisition company sponsored by 10X Capital, focused on identifying high growth businesses domestically and abroad and bringing them to the public markets. For more information visit https://www.10xspac.com/spaciii.

Additional Information and Where to Find It

As previously announced on August 9, 2023, 10X III has entered into a merger agreement with American Gene Technologies International Inc., a Delaware corporation (“AGT”), for a business combination that would result in the combined company being a publicly listed company (the public company following the business combination to be renamed “Addimmune”). In connection with the proposed transaction, the parties have filed a registration statement on Form S-4 (“Form S-4”), which includes a proxy statement/prospectus of 10X III, along with other documents regarding the proposed transaction. 10X III’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about AGT, 10X III and the proposed business combination. Promptly after the Form S-4 is declared effective by the SEC, 10X III will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the transactions and other proposals set forth in the proxy statement/prospectus. The Form S-4, the proxy statement/prospectus, as well as other filings containing information about AGT and 10X III will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the definitive proxy statement/prospectus can be obtained, when available, without charge, from 10X III’s website https://www.10xspac.com/spaciii. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Participants in the Solicitation

AGT, 10X III and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the proposed business combination. You can find more information about 10X III’s directors and executive officers in 10X III’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 (the “Annual Report”), which was filed with the SEC on May 22, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include those factors discussed in the Annual Report, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in any subsequent filings with the SEC, including the Form S-4 and the proxy statement/prospectus which forms a part thereof relating to the business combination. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact
ir@10xcapital.com